                                                                    EXHIBIT 99.5


                    AMENDMENT NO. 1 TO STOCKHOLDER AGREEMENT

                  AMENDMENT NO. 1 (this "Amendment") to the Stockholder Agreement, dated as of December 29, 2000, (the "Stockholder Agreement"), is made and entered into as of the 31st day of December, 2001, by and among CORAM, INC., a Delaware corporation (the "Company"), CERBERUS PARTNERS, L.P., a New York limited partnership ("Cerberus"), FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and GOLDMAN SACHS & CO., a New York corporation ("Goldman"). Cerberus, Foothill, and Goldman and each holder of the Company's stock which becomes a party to the Stockholder Agreement as amended hereby after the date hereof are individually referred to herein as a "Stockholder," and collectively as the "Stockholders."

                                   WITNESSETH

                  WHEREAS, the parties have entered into an Exchange Agreement, dated December 29, 2000 (the "December 2000 Exchange Agreement"), by and among the Company, Cerberus, Foothill and Goldman Sachs Credit Partners, L.P., a Bermuda limited partnership ("GSCP"), pursuant to which the Stockholders exchanged certain indebtedness for their pro rata share of 905 shares of Preferred Stock (such exchange being referred to herein as the "December 2000 Exchange");

                  WHEREAS, in connection with the December 2000 Exchange the parties hereto have entered into the Stockholder Agreement which states therein their mutual understandings, agreements and obligations and imposes certain restrictions on the rights and benefits with respect to the voting and disposition of the Shares now or hereafter owned by the Stockholders;

                  WHEREAS, pursuant to that certain Exchange Agreement, of even date herewith (the "December 2001 Exchange Agreement"), by and among the Company, Cerberus, Foothill and GSCP, (a) Cerberus has acquired an additional
67.8585 shares of Preferred Stock, (b) Foothill has acquired an additional
35.5481 shares of Preferred Stock, and (c) Goldman has acquired an additional
86.1639 shares of Preferred Stock;

                  WHEREAS, the Preferred Stock held by Cerberus, Foothill and Goldman pursuant to the December 2000 Exchange Agreement and the December 2001 Exchange Agreement constitute all of the shares of Preferred Stock outstanding on the date hereof; and

                  WHEREAS, in connection with entering into the December 2001 Exchange Agreement the parties wish to amend their mutual understandings, agreements and obligations under the Stockholder Agreement as provided in this Amendment.

                  NOW, THEREFORE, for and in consideration of the foregoing, the agreements set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                  1. Definitions. Capitalized terms used herein not otherwise defined herein shall have the meaning ascribed thereto in the Stockholder Agreement.



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

                  2. Amendments to the Stockholder Agreement. The Stockholder Agreement is hereby amended in accordance with the following provisions:

                           a. The definition of Certificate of Designation in
         Section 1 of the Stockholder Agreement is hereby amended and restated to read as follows:

                  "Certificate of Designation" means the Certificate of Amendment of Certificate of Designation of the Company filed with the Secretary of State of the State of Delaware on December 31, 2001.

                           b. The following definitions are hereby added in
         Section 1 of the Stockholder Agreement:

                  "CHC" means Coram Healthcare Corporation, a Delaware Corporation.

                  "Triggering Event" means, at any time (from and after January 1, 2002), the earliest to occur of the following:

                  (i) a plan of reorganization for the Company and/or CHC is substantially consummated (as defined in 11 U.S.C. Section 1101(2));

                  (ii) the giving of a notice for a stockholders meeting (other than a stockholders meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board and/or as the Chief Executive Officer of CHC), or the distribution of a stockholders written consent, of either the Company or CHC (provided that, with respect to a stockholders meeting or a stockholders written consent of the Company, such stockholders meeting or stockholders written consent has been approved in writing by a majority of the independent members of the board of directors of CHC prior to the giving of a notice for such stockholders meeting or the distribution of such stockholders written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Company or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Company or CHC,
                  (b) the appointment, removal or termination of office of any of the directors of either the Company or CHC, or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or by-laws of either the Company or CHC or the Certificate of Designation of the Company;

                  (iii) the giving of a notice for a meeting of the board of directors (other than a board of directors meeting of CHC called by Daniel Crowley, in his capacity as the Chairman of the Board and/or as the Chief Executive Officer of CHC), or the distribution of a



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

                  written consent of the board of directors, of either the Company or CHC (provided, that, with respect to a board of directors meeting or a board of directors written consent of the Company, such board of directors meeting or board of directors written consent has been approved in writing by a majority of the independent members of the board of directors of CHC prior to the giving of a notice for such board of directors meeting or the distribution of such board of directors written consent), in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Company or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Company or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Company or CHC or (c) any change, which relates to the subject matter of the preceding clauses (a) and (b), in the Certificate of Incorporation or by-laws of either the Company or CHC or the Certificate of Designation of the Company; and

                  (iv) entry of an order of a court of competent jurisdiction (other than an order resulting from a motion of Cerberus, Foothill, Goldman or any of their Affiliates) compelling a stockholders meeting or a board of directors meeting of the Company or CHC, in which it would be proposed to approve or be approved (a) any change in the identity of the members of the board of directors of either the Company or CHC or the rights of any stockholder, director or other person to appoint or remove any of the directors of either the Company or CHC, (b) the appointment, removal or termination of office of any of the directors of either the Company or CHC or (c) any change, which relates to the subject matter of the preceding clauses
                  (a) and (b), in the Certificate of Incorporation or by-laws of either the Company or CHC or the Certificate of Designation of the Company.

                           c. Section 4 of the Stockholder Agreement is hereby amended and restated in its entirety to read as follows:

                  4. GOVERNANCE PROVISIONS

                           4.1. Voting Rights. The holders of the shares of Preferred Stock hereby acknowledge and agree that the voting rights set forth in Section 5 of the Certificate of Designation shall not be effective (and shall not be exercised by the holders of the shares of Preferred Stock) prior to the occurrence of a Triggering Event. Prior to such Triggering Event, the holders of the shares of Preferred Stock shall have the following voting rights in lieu of the voting rights set forth in Section 5 of the Certificate of Designation:



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

                                    (a) The holders of shares of Preferred Stock shall have the exclusive right, voting separately as a single class, to elect two directors of the Company; provided, however, that if the holders of the shares of Preferred Stock do not elect any directors to the Board of Directors, such holders will have the right to appoint up to three observers to the Board of Directors.

                                    (b) Any vacancy occurring in the office of director elected by the holders of the shares of Preferred Stock or any additional director to be elected pursuant to Section 4.1(a) above may be filled by the remaining director(s) elected by the holders of the shares of Preferred Stock unless and until such vacancy shall be filled by the holders of the shares of Preferred Stock. The term of office of the directors elected by the holders of the shares of Preferred Stock shall terminate upon the election of their successors at any meeting of the holders of the shares of Preferred Stock held for the purpose of electing directors elected by the holders of the shares of Preferred Stock.

                                    (c) The directors elected by the holders of the shares of Preferred Stock voting separately as a single class may only be removed from office with or without cause by the vote of the holders of at least a majority of the outstanding shares of Preferred Stock.

                                    (d) From and after the occurrence of a
                                    Triggering Event, the foregoing rights of the holders of the shares of Preferred Stock to elect directors of the Company in accordance with this Section 4.1 shall no longer be effective (and shall not be exercised by the holders of the shares of Preferred Stock) and shall be replaced with the rights of the holders of shares of Preferred Stock to elect directors of the Company in accordance with Section 5 of the Certificate of Designation.

                           d. Section 8.3 of the Stockholder Agreement is hereby amended and restated in its entirety to read as follows:

                  8.3 Notices. All notices, requests, consents, and other communications required or permitted hereunder shall be in writing and shall be effective when delivered in person or by "confirmed" facsimile transmission or one day after deposit with a nationally recognized overnight delivery carrier properly addressed and deposited prior to the applicable deadline for receipt of overnight packages, or five days after deposit in the U.S. Mail, certified or registered mail, return receipt requested, postage prepaid, in each case addressed as follows (or at such other address for the parties as shall be specified by like notice):



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

                  if to the Company:                 Coram, Inc.

                                                     1675 Broadway
                                                     Suite 900
                                                     Denver, CO 80202
                                                     Attention: Scott Danitz
                                                     Telecopy Number: 303-298-0047

                  with a copy (which shall
                  not constitute notice) to:         Reed Smith LLP
                                                     1301 K Street, N.W.
                                                     Suite 1100 - East Tower
                                                     Washington, DC 20005-3317
                                                     Attention: Eugene Tillman, Esq.
                                                     Telecopy Number: 202-414-9299

                  If to Stockholders:                Cerberus Partners, L.P.
                                                     450 Park Ave.
                                                     28th Floor
                                                     New York, NY 10022
                                                     Attn: Steven Feinberg
                                                     Telecopy Number: (212) 421-2947

                                                     Goldman Sachs & Co.
                                                     85 Broad Street, 28th Floor
                                                     New York, NY  10004
                                                     Attn: Cevdet Samikoglu
                                                     Telecopy Number: (212) 357-0922

                                                     Foothill Capital Corporation
                                                     11111 Santa Monica Blvd.
                                                     Suite 1500
                                                     Los Angeles, CA 90025
                                                     Attn: Ed Stearns
                                                     Telecopy Number: (310) 453-7470

                  With a copy (which shall
                  not constitute notice) to:         Weil, Gotshal & Manges LLP
                                                     767 Fifth Avenue
                                                     New York, NY 10153
                                                     Attn: Alan B. Miller, Esq.
                                                     Telecopy Number: (212) 310-8007

                           e. Exhibit A to the Stockholder Agreement is hereby amended and restated in its entirety as set forth in Exhibit A-2001 to this Amendment.

                  3. Effect on the Stockholder Agreement. Except as amended hereby, the Stockholder Agreement shall remain in full force and effect.



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

                  4. Governing Law. This Amendment shall be construed and enforced in accordance with the internal laws of the State of Delaware, irrespective of the choice of law provisions thereof.

                  5. Facsimile Signature; Counterparts. This Amendment may be executed by facsimile signature and in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  6. References. References herein to the Stockholder Agreement," "this Amendment," "hereunder," "hereof," or words of like import referring to the Stockholder Agreement, shall mean and be a reference to the Stockholder Agreement as amended hereby.





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

                  IN WITNESS WHEREOF, this Amendment has been executed as of the date and year first above written.


                                      CORAM, INC.


                                      By: /s/ SCOTT DANITZ
                                         ---------------------------------------
                                      Name: Scott Danitz
                                      Title: Senior Vice President
                                             Chief Financial Officer



                                      CERBERUS PARTNERS, L.P.
                                      By Cerberus Associates LLC, its General
                                      Partner


                                      By: /s/ MARK A. NEPORENT
                                         ---------------------------------------
                                      Name: Mark A. Neporent
                                      Title: Managing Director



                                      FOOTHILL CAPITAL CORPORATION


                                      By: /s/ DENNIS R. ASCHER
                                         ---------------------------------------
                                      Name: Dennis R. Ascher
                                      Title: Senior Vice President



                                      GOLDMAN SACHS & CO.


                                      By: /s/ JAMES R. BOOK
                                         ---------------------------------------
                                      Name: James R. Book
                                      Title: Authorized Signatory



        [Signature Page to Amendment No. 1 to the Stockholder Agreement]


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

                                EXHIBIT A - 2001

Based on a recent transaction converting pre-existing debt to preferred stock, [name of stockholder] (the "Stockholder") holds an equity interest in Coram, Inc. (the "Company"). The Stockholder continues to hold debt issued by the Company as well. This Notice addresses certain requirements of federal law which prohibit an individual with a direct or indirect ownership or investment interest in a health care provider from making Medicare or Medicaid referrals to that provider for certain services. The purpose of this Notice is to assure that you are aware of these requirements so that the Company and its investors can maintain compliance with this law.

The federal law, referred to as "Stark II," prohibits physicians from making Medicare and Medicaid referrals to an entity in which they have an ownership or investment interest (subject to certain exceptions not applicable here). See generally 42 U.S.C. Section 1395nn. These prohibitions apply to physician ownership or investment in the Company because the Company and its subsidiaries provide (i) parenteral and enteral nutrients, equipment, and supplies, (ii) outpatient prescription drugs, (iii) durable medical equipment, including infusion pumps, and (iv) home health services and supplies. These items and services are Designated Health Services which trigger the Stark II prohibitions. Violations of the statute could result in payment denials, refund obligations, and certain penalties against the party making or receiving a prohibited referral.

As noted, Stark II also prohibits referrals by physicians whose "immediate family members" have an ownership or investment interest in a company that provides Designated Health Services. The Stark II regulations define "immediate family member" to include the following:

                  [H]usband or wife; birth or adoptive parent, child, or sibling; stepparent, stepchild, stepbrother, or stepsister; father-in-law, mother-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law; grandparent or grandchild; and spouse of a grandparent or grandchild.

66 Fed. Reg. at 856,954 (2001) (42 C.F.R. Section 411.351). Thus, a physician who refers patients to the Company for Designated Health Services and who has an immediate family member who has an ownership or investment interest in the Company would be making an improper referral under Stark II, absent exceptions which are not applicable here.

Stark II potentially applies to your indirect interest in the Company in two ways.

First, if you are a physician who is in a position to make Medicare or Medicaid referrals of Designated Health Services to the Company, such referrals would be prohibited. If you are in a position to make such referrals and wish to continue as an investor in the Stockholder, you will need to enter into an agreement that you will not make Medicare or Medicaid referrals of Designated Health Services to the Company.

Second, if you have an immediate family member who is a physician who is in a position to make Medicare or Medicaid referrals of Designated Health Services to the Company, such referrals would also be prohibited. If you have an immediate family member who is in a position to make such referrals and you wish to continue as an investor in the Stockholder, you need to promptly advise the family member that it would be improper for him/her to make Medicare or Medicaid referrals of Designated Health Services to the Company.

If you have an questions regarding Stark II or the issues addressed in this Notice, please contact [name, title, phone number]


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